Exhibit 10.9

ORDERED BY: FYA FIELD SERVICES LLC	PURCHASE ORDER
400 W SYCAMORE	Purchse Order No. 1003
INDEPENDENCE, KS 67301	Date Issued: 7/23/14
Voice: Fax:	Drop Shipment

To:			Ship to:
ALLIED RECYCYLING CORP 1200 G ST NW STE 800 WASHINGTON, DC 20005			FYA FIELD SERVICES LLC 400 W SYCAMORE INDEPENDENCE, KS 67301

Good Thru	Ship via	Account No.	Terms
8/3/15	Best Way		PAYABLE 14 DAYS

Quantity	Item	Description	Unit Cost	Amount

70.00		MINIMUM 70 BARRELS PER WEEK TO A MAXIMUM OF 105 BARRELS PER WEEK OF OIL/WATER SEPARATION CHEMICAL TO BE SOLD AS KRUUDKLEEN	1,000.00	70,000,00

			TOTAL	$70,000.00
per week

Authorized Signature       //signed//